                       SEMIANNUAL REPORT / APRIL 30, 2002

                             AIM GLOBAL ENERGY FUND

                                  [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

================================================================================

                                  [COVER IMAGE]

              OLIVE TREES: YELLOW SKY WITH SUN BY VINCENT VAN GOGH

    PEOPLE HAVE ALWAYS DEPENDED ON THE EARTH'S RESOURCES FOR OUR SURVIVAL AND

    WELL-BEING. FROM OLIVE TREES TO OIL FIELDS, THE WORLD'S RICHES ARE BEING

    EXPLORED AND DEVELOPED AS NEVER BEFORE. NOW TRADING IN A GLOBAL MARKET,

    ENERGY FROM EVERY PART OF THE WORLD CONTINUES TO POWER MODERN SOCIETIES.

================================================================================

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Global Energy Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.

o Had the advisor not waived fees and expenses during the reporting period, returns would have been lower.

o When sales charges are included in performance figures, Class A share performance reflects the maximum 4.75% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales-charge structure and class expenses.

o The fund's average annual total returns (including sales charges) for periods ended 4/30/02 are as follows: Class A shares, inception (5/31/94), 1.32%; five years, -3.11%; one year, -15.48%. Class B shares, inception (5/31/94), 1.44%; five years, -3.01%; one year, -16.09%. Class C shares, inception (3/1/99), 5.60%; one year, -12.62%.

o In addition to the returns as of 4/30/02 above, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/02, the most recent calendar quarter-end, which were as follows: Class A shares, inception (5/31/94), 1.09%; five years, -4.24%; one year, -10.09%.
    Class B shares, inception (5/31/94), 1.21%; five years, -4.16%; one year, -10.82%. Class C shares, inception (3/1/99), 5.11%; one year, -7.06%.

Past performance cannot guarantee comparable future results. DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

o International investing presents certain risks not associated with investing solely in the United States. These include risks relating to fluctuations in the value of the U.S. dollar relative to the values of other currencies, the custody arrangements made for the fund's foreign holdings, differences in accounting, political risks and the lesser degree of public information required to be provided by non-U.S. companies.

o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return.

o A significant portion of the fund's returns during certain periods was attributable to its investments in IPOs. These investments had a magnified impact when the fund's asset base was relatively small. As the fund's assets grow, the impact of IPO investments will decline, which may reduce the effect of IPO investments on the fund's total return. For additional information regarding the impact of IPO investments on the fund's performance, please see the fund's prospectus.

o Investing in a single-sector mutual fund may involve greater risk and potential reward than investing in a more diversified fund.

o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged MSCI All Country (AC) World Free Index tracks the performance of approximately 50 developed and emerging countries covered by Morgan Stanley Capital International. The "free" index represents actual buyable opportunities for global investors.

o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock-market performance. An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

     AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT
     AGENCY. THERE IS A RISK THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

 This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

[PHOTO OF           DEAR FELLOW SHAREHOLDER:
ROBERT H.
GRAHAM]             In a letter to shareholders in spring 1995 fund reports,
                    before Alan Greenspan had uttered the words "irrational exuberance," we cautioned our investors: "If you are investing in mutual funds with expectations of double-digit returns every year, you will be disappointed. Maybe not today, but sometime in the future."

                        Depending on which AIM funds you own, there is a good
                    possibility you have experienced a loss during the past couple of years, perhaps including the six months covered by this report. Even investors who have not lost money may have been tempted to take their money out of the markets. We at AIM thank you for staying with us during this period.

                    Our nation and our markets have been badly shaken recently: by terrorism and war, by the first recession in a decade, by a two-year bear market for equities, and by a loss of confidence in corporate governance and financial reporting stemming from the Enron collapse. It is obvious that markets got way ahead of themselves during the '90s. Recall the euphoria about the Dow Jones Industrials breaking through the 10,000 mark. The Dow closed above that mark for the first time on March 29, 1999. As the period covered by this report closed, it was hovering around that mark.

         However, it would be foolish to replace irrational exuberance with equally irrational pessimism. Many of you who have only recently begun investing, perhaps as the markets were peaking in 1999 and 2000, may wonder whether markets ever produce positive returns. Nevertheless, the overwhelming majority of long-term investors, those who have been invested at least five years, are well ahead of where they started.

LONG-TERM OPTIMISM

One of our senior investment officers recently described what he considers the appropriate approach to the current equity markets: "optimism, tempered with rationality." I couldn't agree more. Looking at the long run, I cannot help being optimistic about the prospects for the U.S. economy. A great deal of the world's intellectual capital resides within our borders, and we enjoy a political and business structure that historically has provided unparalleled incentive for hard work and innovation. It takes effort not to be enthusiastic about the long-term state of the U.S. economy, and therefore of our equity markets.

    Beyond domestic equities, there are other investments with attractive potential. The likelihood of stable interest rates is strong, as the Federal Reserve has signaled its neutral stance in light of tame inflation and measured economic growth. Bonds typically do well in such a climate.

    The current international outlook is also favorable. Recent European economic data point to a pickup in manufacturing and consumer confidence. In Asia, export-led recovery is a dominant theme.

    No one, however, is anticipating a return to the heady days of the '90s, and a dose of realistic expectations would do us all well. Over the very long term--since before the Great Depression--domestic equities have produced average annual total returns of approximately 10%; fixed-income investments typically return less.

    As we warned seven years ago, bull markets do end. So do bear markets. The trouble is, no one can predict exactly when. In this environment, we at AIM can only promise to remain focused on two fundamental aspects of our business. The first is a disciplined investment process, which we know is the root of good performance over time. The other is excellent customer service, which you always deserve but probably need even more when markets are as volatile as they have been lately.

YOUR FUND MANAGERS COMMENT

In the pages that follow, you will find your fund managers' more detailed discussion of factors that influenced your fund.

    Briefly, AIM Global Energy Fund's Class A shares returned 16.40% (excluding sales charges) for the reporting period, as oil and natural gas prices rose from their lows immediately after the terrorist attacks of September 11. For most of the reporting period, energy prices rose as people resumed flying, as OPEC cut production quotas and as world economies strengthened. Nonetheless, the energy sector has always been highly volatile, rising and falling based on sudden and often unpredictable economic and geopolitical developments. That remains the case today.

    You can always find timely information about your fund and the markets in general on our Web site, www.aimfunds.com. We invite you to visit it often. Our Client Services Department can be reached during regular business hours at (800) 959-4246.

    Thank you for your participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
June 10, 2002

FUND PERFORMS STRONGLY AS ECONOMIC OUTLOOK IMPROVES

HOW DID AIM GLOBAL ENERGY FUND PERFORM?

Energy prices rose for much of the reporting period, which helped fund performance. For the six-month reporting period ended April 30, 2002, the Fund's Class A, Class B and Class C shares returned 16.40%, 16.13% and 16.02%, respectively, at net asset value--that is, excluding sales charges. The fund's returns contrasted favorably with those of its benchmark index as shown in the chart below.

WHAT WERE THE TRENDS IN THE ECONOMY AND THE STOCK MARKET?

Economic signals remained mixed throughout the reporting period. Gross domestic product (GDP, the broadest measure of U.S. economic activity) grew at a modest annualized rate of 1.7% in the fourth quarter of 2001--but grew at an explosive annualized rate of 5.6% in the first quarter of 2002. Corporate earnings were weak for much of the reporting period, but ended on an encouraging note. As of the close of the reporting period, 61% of companies in the S&P 500 reported stronger-than-expected earnings, 24% reported earnings in line with expectations and 15% reported weaker-than-expected earnings. Unemployment, a lagging indicator, rose from 5.4% on October 31, 2001 to 6.0% on April 30, 2002--a rate not seen since 1994.

    The Federal Reserve Board (the Fed) noted these mixed signals in its April "beige book" report: "Almost all Federal Reserve Districts reported signs of improvement or actual increases in economic activity. While the overall tone was positive, a few districts expressed qualifications about the pace of recovery or the strength of their regional economies." Given this uncertainty, the Fed held short-term interest rates steady at historically low levels and continued to warn that risks to the economy were evenly weighted between weakness and inflation.

WHAT WERE THE TRENDS IN THE ENERGY MARKETS?

Energy prices fell sharply immediately following the terrorist attacks of September 11, as airlines reduced their flight schedules and grounded their fleets. Prices continued to decline as the widespread economic fallout from the attacks became evident. However, for most of the reporting period energy prices rose as people began flying again and as signs of economic recovery became more certain. Supply constraints (i.e. strong compliance by OPEC members) also helped to firm up prices; in its April 2002 Short-Term Energy Outlook, the U.S. Energy Information Administration (EIA) points out that OPEC cut production quotas 10 times, by a total of 5 million barrels per day, in the preceding 12 months. While compliance with production quotas has often waned with time, OPEC has announced it does not anticipate raising output in 2002.

    Natural gas prices, too, rose during the reporting period. This was due to four factors, primarily:

    o   Anticipation of recovery in the U.S. economy

    o   The ever-present risk of disruption in world energy markets

================================================================================

FUND AT A GLANCE

AIM Global Energy Fund seeks long-term growth of capital by investing primarily in common stocks of leading companies in energy or energy-related industries.

                                    [GRAPHIC]

INVESTMENT STYLE: GROWTH (Focuses on the growth potential of a company's earnings, the most tangible measure of growth and success)

o Seeks exposure to areas of the energy industry best positioned to benefit from demand-growth trends

o   Principally invests in energy and energy-related stocks

o Allows investors to participate in the potential long-term growth of the energy sector

================================================================================

FUND VS. BENCHMARK INDEX

10/31/01 - 4/30/02, excluding sales charges

================================================================================

                                  [BAR CHART]

Fund Class A Shares                  16.40%

Fund Class B Shares                  16.13%

Fund Class C Shares                  16.02%

MSCI AC World Free Index              4.69%

================================================================================

PORTFOLIO COMPOSITION

As of 4/30/02, based on total net assets

===================================================================================================================================
TOP 10 HOLDINGS                                 TOP 10 INDUSTRIES                              TOP COUNTRIES
-----------------------------------------------------------------------------------------------------------------------------------
 1. Talisman Energy Inc. (Canada)      3.9%   1. Oil & Gas Exploration &                     1. United States               52.7%
                                                   Production                      26.5%
 2. Suncor Energy, Inc. (Canada)       3.7                                                   2. Canada                      39.7
                                              2. Oil & Gas Drilling                25.3
 3. BJ Services Co.                    3.6                                                   3. United Kingdom               2.5
                                              3. Integrated Oil & Gas              13.3
 4. GlobalSantaFe Corp.                3.5                                                   4. France                       1.9
                                              4. Oil & Gas Equipment & Services    13.2
 5. ENSCO International Inc.           3.4                                                   5. Netherlands                  1.5
                                              5. Electric Utilities                 4.8
 6. Rowan Cos., Inc.                   3.3
                                              6. Oil & Gas Refining & Marketing     4.2
 7. Ensign Resource Service
      Group, Inc. (Canada)             3.1    7. Precious Metals & Minerals         2.5

 8. XTO Energy, Inc.                   3.0    8. Oil & Gas                          2.0

 9. Transocean Sedco Forex Inc.        2.9    9. Industrial Gases                   1.9

10. Pride International, Inc.          2.8   10. Diversified Metals & Mining        1.8

The fund's portfolio is subject to change, and there is no guarantee that the fund will continue to hold any particular security.
===================================================================================================================================

    o   Increasing reliance on natural gas to fuel electric generating plants

    o   A continuing decline in domestic natural gas drilling since early 2001

    There were other developments that affected energy prices. Political unrest in Venezuela briefly disrupted that country's exports. The Senate refused to permit drilling in Alaska's Arctic National Wildlife Refuge, a potentially important source of domestic oil. And Iraq (the fifth-largest supplier of U.S. oil imports in January) suspended oil exports for one month to protest Israeli military action in the West Bank.

WHAT CHANGES WERE MADE TO THE FUND--AND HOW DID THOSE CHANGES AFFECT FUND PERFORMANCE?

    As the fund narrowed its investment focus from natural resource stocks to energy and energy-related stocks, we made a number of changes to its holdings--including its top-10 holdings--to eliminate non-energy related stocks. We increased our U.S. holdings, both because of the fund's narrowed investment focus and because we found attractive domestic opportunities.

    We reduced our holdings in the energy merchant and power technology industries and increased our exposure to oil and gas drilling stocks and integrated oil and gas stocks. These changes benefited the fund; energy merchant and power technology stocks simply didn't keep pace with faster-growing industries in the energy sector. Top-10 holdings changed significantly during the reporting period as we shifted into oil, gas and services stocks. We also adjusted holdings based on stock-price movement--trimming some positions and taking profits, while we added to other holdings on stock-price weakness.

    At the close of the reporting period, the fund was positioned relatively defensively, given the uncertain energy outlook. Economic and political events are likely to continue to drive energy prices, and those signals remained mixed. We continued to look at the energy sector's primary components and, within each of those components, at companies with good fundamentals that are best positioned to benefit from trends within their industries.

WHAT WERE CONDITIONS LIKE AT THE CLOSE OF THE REPORTING PERIOD?

    Major market indexes were up strongly during the fourth quarter of 2001, but their performance for the reporting period as a whole was mixed--which could be attributed largely to investor unease about reports of questionable corporate accounting practices and a lack of candor by some Wall Street analysts. Continuing turmoil in the Middle East also undermined investor confidence and contributed to this mixed performance.

    Nonetheless, the ingredients for continued economic recovery remained in place: inflation was virtually nonexistent, corporate profit margins were improving and short-term interest rates remained low. Despite slipping in April, consumer confidence generally rose over the reporting period and consumer spending, which accounts for two-thirds of economic activity, remained healthy. Investors continued to hold considerable amounts of cash in lower-earning money market accounts--money that could potentially be invested in stocks once signs of economic recovery and stock market appreciation become less ambiguous.

PORTFOLIO MANAGEMENT TEAM

Roger J. Mortimer
Ronald S. Sloan

          See important fund and index disclosures inside front cover.

SCHEDULE OF INVESTMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


                                                              MARKET
                                                SHARES        VALUE
DOMESTIC COMMON STOCKS-52.70%

INTEGRATED OIL & GAS-4.16%

Conoco Inc.                                       19,200    $  538,560
----------------------------------------------------------------------
Exxon Mobil Corp.                                 20,800       835,536
======================================================================
                                                             1,374,096
======================================================================

OIL & GAS DRILLING-22.21%

ENSCO International Inc.                          33,200     1,120,832
----------------------------------------------------------------------
GlobalSantaFe Corp.                               33,300     1,168,497
----------------------------------------------------------------------
Nabors Industries, Inc.(a)                        18,400       838,120
----------------------------------------------------------------------
Noble Drilling Corp.(a)                            7,200       312,120
----------------------------------------------------------------------
Patterson-UTI Energy, Inc.(a)                     28,400       908,800
----------------------------------------------------------------------
Pride International, Inc.(a)                      50,300       935,077
----------------------------------------------------------------------
Rowan Cos., Inc.                                  43,600     1,106,568
----------------------------------------------------------------------
Transocean Sedco Forex Inc.                       26,900       954,950
======================================================================
                                                             7,344,964
======================================================================

OIL & GAS EQUIPMENT & SERVICES-9.86%

BJ Services Co.(a)                                32,600     1,197,724
----------------------------------------------------------------------
Hydril Co.(a)                                     23,500       599,696
----------------------------------------------------------------------
Key Energy Services, Inc.(a)                      62,700       761,805
----------------------------------------------------------------------
Oceaneering International, Inc.(a)                11,200       296,800
----------------------------------------------------------------------
Universal Compression Holdings, Inc.(a)            5,500       135,025
----------------------------------------------------------------------
Weatherford International, Inc.(a)                 5,400       269,298
======================================================================
                                                             3,260,348
======================================================================

OIL & GAS EXPLORATION & PRODUCTION-12.31%

BP Prudhoe Bay Royalty Trust                      63,200       813,384
----------------------------------------------------------------------
Burlington Resources Inc.                          6,800       302,124
----------------------------------------------------------------------
Devon Energy Corp.                                 4,500       221,895
----------------------------------------------------------------------
Equitable Resources, Inc.                          4,200       150,990
----------------------------------------------------------------------
Murphy Oil Corp.                                   9,700       915,195
----------------------------------------------------------------------
Quicksilver Resources Inc.(a)                      8,500       207,400
----------------------------------------------------------------------
Spinnaker Exploration Co.(a)                      11,200       479,920
----------------------------------------------------------------------
XTO Energy, Inc.                                  48,000       979,200
======================================================================
                                                             4,070,108
======================================================================

OIL & GAS REFINING & MARKETING-4.16%

Premcor Inc.(a)                                    5,500       155,375
----------------------------------------------------------------------
Tesoro Petroleum Corp.(a)                         51,000       576,300
----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE

OIL & GAS REFINING & MARKETING-(CONTINUED)

Valero Energy Corp.                               14,900    $  643,084
======================================================================
                                                             1,374,759
======================================================================
    Total Domestic Common Stocks (Cost
      $16,199,935)                                          17,424,275
======================================================================
FOREIGN STOCKS & OTHER EQUITY
  INTERESTS-45.56%

CANADA-39.67%

Canadian Natural Resources Ltd. (Oil & Gas
  Exploration & Production)                       27,500       911,699
----------------------------------------------------------------------
Canadian Oil Sands Trust (Oil & Gas)              25,300       646,009
----------------------------------------------------------------------
CE Franklin Ltd. (Oil & Gas Equipment &
  Services)(a)                                   128,800       417,312
----------------------------------------------------------------------
Clean Power Income Fund (Electric Utilities)     122,400       799,873
----------------------------------------------------------------------
Compton Petroleum Corp. (Oil & Gas
  Exploration & Production)(a)                    80,700       214,548
----------------------------------------------------------------------
Energy Savings Income Fund-Receipts (Electric
  Utilities) (Acquired 04/25/02; Cost
  $130,773)(a)(b)(c)                               8,200       134,619
----------------------------------------------------------------------
Ensign Resource Service Group, Inc. (Oil &
  Gas Drilling)                                   97,700     1,018,422
----------------------------------------------------------------------
Freehold Royalty Trust (Diversified Financial
  Services)                                       85,600       553,385
----------------------------------------------------------------------
Gabriel Resources Ltd. (Diversified Metals &
  Mining)(a)                                     232,900       601,368
----------------------------------------------------------------------
Meota Resources Corp. (Oil & Gas Exploration
  & Production)(a)                               117,200       343,717
----------------------------------------------------------------------
Olympia Energy Inc. (Oil & Gas Exploration &
  Production)(a)                                 171,400       315,809
----------------------------------------------------------------------
Progress Energy Ltd. (Oil & Gas Exploration &
  Production)(a)                                 169,600       675,805
----------------------------------------------------------------------
ShawCor Ltd.(Oil & Gas Equipment & Services)      65,100       695,203
----------------------------------------------------------------------
Shell Canada Ltd. (Integrated Oil & Gas)          13,900       467,469
----------------------------------------------------------------------
Stuart Energy Systems Corp. (Electrical
  Components & Equipment)(a)                     100,000       411,221
----------------------------------------------------------------------
Suncor Energy, Inc. (Integrated Oil & Gas)        34,900     1,212,655
----------------------------------------------------------------------
Superior Propane Income Fund (Electric
  Utilities)(a)                                   54,300       643,568
----------------------------------------------------------------------
Talisman Energy Inc. (Oil & Gas Exploration &
  Production)                                     30,200     1,290,022
----------------------------------------------------------------------
TVX Gold Inc. (Precious Metals & Minerals)(a)  1,000,000       828,817
----------------------------------------------------------------------
Zargon Oil & Gas Ltd. (Oil & Gas Exploration
  & Production)(a)                               158,600       933,298
======================================================================
                                                            13,114,819
======================================================================

FRANCE-1.85%

L'Air Liquide S.A. (Industrial Gases)              3,960       612,465
======================================================================


                                                              MARKET
                                                SHARES        VALUE

NETHERLANDS-1.52%

Royal Dutch Petroleum Co.-ADR (Integrated Oil
  & Gas)                                           9,600    $  501,696
======================================================================

UNITED KINGDOM-2.52%

BP PLC-ADR (Integrated Oil & Gas)                 16,400       833,120
======================================================================
    Total Foreign Stocks & Other Equity
      Interests (Cost $14,218,359)                          15,062,100
======================================================================


                                                            MARKET
                                               SHARES        VALUE
MONEY MARKET FUNDS-2.28%

STIC Liquid Assets Portfolio(d)                377,269    $   377,269
---------------------------------------------------------------------
STIC Prime Portfolio(d)                        377,269    $   377,269
=====================================================================
    Total Money Market Funds (Cost $754,538)                  754,538
=====================================================================
TOTAL INVESTMENTS-100.54% (Cost $31,172,832)               33,240,913
=====================================================================
OTHER ASSETS LESS LIABILITIES-(0.54%)                        (178,971)
=====================================================================
NET ASSETS-100.00%                                        $33,061,942
_____________________________________________________________________
=====================================================================

Investment Abbreviations:

ADR  - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 04/30/02 represented 0.41% of the Fund's net assets.
(c) Security fair valued in accordance with the procedures established by the Board of Trustees.
(d) The money market fund and the Fund are affiliated by having the same investment advisor.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
---------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)

ASSETS:

Investments, at market value (cost
  $31,172,832)*                                 $33,240,913
-----------------------------------------------------------
Foreign currencies, at value (cost $792,890)        790,841
-----------------------------------------------------------
Receivables for:
  Fund shares sold                                  128,154
-----------------------------------------------------------
  Dividends                                          12,866
-----------------------------------------------------------
Investment for deferred compensation plan             1,278
-----------------------------------------------------------
Collateral for securities loaned                  4,240,196
-----------------------------------------------------------
Other assets                                         20,410
===========================================================
    Total assets                                 38,434,658
___________________________________________________________
===========================================================

LIABILITIES:

Payables for:
  Investments purchased                             922,328
-----------------------------------------------------------
  Fund shares reacquired                            135,708
-----------------------------------------------------------
  Deferred compensation plan                          1,278
-----------------------------------------------------------
  Collateral upon return of securities
    loaned                                        4,240,196
-----------------------------------------------------------
Accrued distribution fees                            25,402
-----------------------------------------------------------
Accrued trustees' fees                                1,057
-----------------------------------------------------------
Accrued transfer agent fees                          16,367
-----------------------------------------------------------
Accrued operating expenses                           30,380
===========================================================
    Total liabilities                             5,372,716
===========================================================
Net assets applicable to shares outstanding     $33,061,942
___________________________________________________________
===========================================================

NET ASSETS:

Class A                                         $18,346,839
___________________________________________________________
===========================================================
Class B                                         $13,221,811
___________________________________________________________
===========================================================
Class C                                         $ 1,493,292
___________________________________________________________
===========================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER
  SHARE:

Class A                                           1,498,868
___________________________________________________________
===========================================================
Class B                                           1,113,404
___________________________________________________________
===========================================================
Class C                                             125,668
___________________________________________________________
===========================================================
Class A:
  Net asset value per share                     $     12.24
-----------------------------------------------------------
  Offering price per share:
    (Net asset value of $12.24 divided
      by 95.25%)                                $     12.85
___________________________________________________________
===========================================================
Class B:
  Net asset value and offering price per
    share                                       $     11.88
___________________________________________________________
===========================================================
Class C:
  Net asset value and offering price per
    share                                       $     11.88
___________________________________________________________
===========================================================

* At April 30, 2002, securities with an aggregate market value of $4,167,597 were on loan to brokers.

STATEMENT OF OPERATIONS
---------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002
(UNAUDITED)

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $15,532)                                      $   170,745
-----------------------------------------------------------
Dividends from affiliated money market funds         11,101
-----------------------------------------------------------
Interest                                                163
-----------------------------------------------------------
Security lending income                              16,452
===========================================================
    Total investment income                         198,461
===========================================================

EXPENSES:

Advisory fees                                       125,852
-----------------------------------------------------------
Administrative services fees                         24,795
-----------------------------------------------------------
Custodian fees                                       10,420
-----------------------------------------------------------
Distribution fees -- Class A                         33,651
-----------------------------------------------------------
Distribution fees -- Class B                         57,058
-----------------------------------------------------------
Distribution fees -- Class C                          5,207
-----------------------------------------------------------
Printing                                             41,179
-----------------------------------------------------------
Transfer agent fees                                  74,078
-----------------------------------------------------------
Trustees' fees                                        4,248
-----------------------------------------------------------
Other                                                29,430
===========================================================
    Total expenses                                  405,918
===========================================================
Less: Fees waived                                  (115,518)
-----------------------------------------------------------
    Expenses paid indirectly                           (144)
===========================================================
    Net expenses                                    290,256
===========================================================
Net investment income (loss)                        (91,795)
===========================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES AND FOREIGN
  CURRENCIES:

Net realized gain (loss) from:
  Investment securities                          (2,900,585)
-----------------------------------------------------------
  Foreign currencies                                 10,626
===========================================================
                                                 (2,889,959)
===========================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                           7,107,372
-----------------------------------------------------------
  Foreign currencies                                   (488)
===========================================================
                                                  7,106,884
===========================================================
Net gain from investment securities and
  foreign currencies                              4,216,925
===========================================================
Net increase in net assets resulting from
  operations                                    $ 4,125,130
___________________________________________________________
===========================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

FOR THE SIX MONTHS ENDED APRIL 30, 2002 AND THE YEAR ENDED OCTOBER 31, 2001 (UNAUDITED)

                                                               APRIL 30,      OCTOBER 31,
                                                                  2002            2001
                                                              ------------    ------------
OPERATIONS:

  Net investment income (loss)                                $    (91,795)   $     50,642
------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities and
    foreign currencies                                          (2,889,959)      1,679,569
------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities and foreign currencies                 7,106,884      (6,590,217)
==========================================================================================
    Net increase (decrease) in net assets resulting from
     operations                                                  4,125,130      (4,860,006)
==========================================================================================
Distributions to shareholders from net investment income:
  Class A                                                          (71,556)             --
------------------------------------------------------------------------------------------
  Class B                                                             (220)             --
------------------------------------------------------------------------------------------
  Class C                                                              (16)             --
------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                        3,938,468       1,813,664
------------------------------------------------------------------------------------------
  Class B                                                         (490,052)        691,805
------------------------------------------------------------------------------------------
  Class C                                                          389,011         725,619
==========================================================================================
    Net increase (decrease) in net assets                        7,890,765      (1,628,918)
==========================================================================================

NET ASSETS:

  Beginning of period                                           25,171,177      26,800,095
==========================================================================================
  End of period                                               $ 33,061,942    $ 25,171,177
__________________________________________________________________________________________
==========================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 55,919,606    $ 52,082,179
------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                      (120,748)         42,839
------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities and foreign currencies                          (24,803,652)    (21,913,693)
------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities and foreign currencies                            2,066,736      (5,040,148)
==========================================================================================
                                                              $ 33,061,942    $ 25,171,177
__________________________________________________________________________________________
==========================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

APRIL 30, 2002
(UNAUDITED)


NOTE 1--SIGNIFICANT ACCOUNTING POLICIES

AIM Global Energy Fund, formerly AIM Global Resources Fund, (the "Fund") is a separate series of AIM Investment Funds (the "Trust"). The Trust is organized as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eight separate series portfolios, each having an unlimited number of shares of beneficial interest. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund.

  The Fund's investment objective is long-term growth of capital.

  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. SECURITY VALUATIONS -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").

       Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from settlement date. Dividend income is recorded on the ex-dividend date.

C. DISTRIBUTIONS -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. FEDERAL INCOME TAXES -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

       The Fund's capital loss carryforward of $21,843,018, as of October 31, 2001, is broken down by expiration date as follows:

CAPITAL LOSS
CARRYFORWARD                                                     EXPIRATION
------------                                                     ----------
$20,054,017                                                October 31, 2006
---------------------------------------------------------------------------
  1,450,461                                                October 31, 2007
---------------------------------------------------------------------------
    338,540                                                October 31, 2008
===========================================================================
$21,843,018
___________________________________________________________________________
===========================================================================


E. FOREIGN CURRENCY TRANSLATIONS -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

F. FOREIGN CURRENCY CONTRACTS -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

G. EXPENSES -- Distribution expenses directly attributable to a class of shares are charged to that class' operations. All other expenses are allocated among the classes based on relative net assets.


NOTE 2--ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

A I M Advisors, Inc. ("AIM") is the Fund's investment manager and administrator. The Fund pays AIM investment management and administration fees at an annual rate of 0.975% on the first $500 million of the Fund's average daily net assets, plus 0.95% on the next $500 million of the Fund's average daily net assets, plus 0.925% on the next $500 million of the Fund's average daily net assets, plus 0.90% on the Fund's average daily net assets exceeding $1.5 billion. AIM has contractually agreed to limit total annual operating expenses (excluding interest, taxes, dividends on short sales, extraordinary items and increases in expenses due to expense offset arrangements, if any) for Class A, Class B and Class C shares to 2.00%, 2.50% and 2.50%, respectively. AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. During the six months ended April 30, 2002, AIM waived fees of $115,518.

  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2002, AIM was paid $24,795 for such services.

  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the six months ended April 30, 2002, AFS was paid $44,386 for such services.

  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.50% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the six months ended April 30, 2002, the Class A, Class B and Class C shares paid AIM Distributors $33,651, $57,058 and $5,207, respectively, as compensation under the Plans.

  AIM Distributors retained commissions of $4,417 from sales of the Class A shares of the Fund during the six months ended April 30, 2002. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2002, AIM Distributors retained $0, $0 and $3,939 in contingent deferred sales charges imposed on redemptions of Class A, Class B and Class C shares, respectively.

  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.

  During the six months ended April 30, 2002, the Fund paid legal fees of $759 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Board of Trustees. A member of that firm is a trustee of the Trust.

NOTE 3--INDIRECT EXPENSES

For the six months ended April 30, 2002, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $143 and reductions in custodian fees of $1 under expense offset arrangements which resulted in a reduction of the Fund's total expenses of $144.

NOTE 4--BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by Citibank, N.A. The Fund may borrow up to the lesser of
(i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2002, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

  Effective May 21, 2002, the Fund may borrow up to the lesser of (i) $500,000,000 or (ii) the limits set by its prospectus for borrowings.

NOTE 5--PORTFOLIO SECURITIES LOANED

The Fund may lend portfolio securities to the extent of one-third of the Fund's total assets. Such loans are secured by collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Cash collateral pursuant to these loans is invested in short-term money market instruments or affiliated money market funds. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the securities loaned were to increase and the borrower did not increase the collateral accordingly, and the borrower fails to return the securities. It is the Fund's policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

  At April 30, 2002, securities with an aggregate value of $4,167,597 were on loan to brokers. The loans were secured by cash collateral of $4,240,196 received by the Portfolio and invested in affiliated money market funds as follows: $2,120,098 in STIC Liquid Assets Portfolio and $2,120,098 in STIC Prime Portfolio. For the six months ended April 30, 2002, the Portfolio received fees of $16,452 for securities lending.

NOTE 6--INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2002 was $20,359,873 and $14,942,946, respectively.

  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2002 is as follows:

Aggregate unrealized appreciation of
  investment securities                         $ 3,465,072
-----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                          (1,417,567)
===========================================================
Net unrealized appreciation of investment
  securities                                    $ 2,047,505
___________________________________________________________
===========================================================
Cost of investments for tax purposes is $31,193,408.


NOTE 7--SHARE INFORMATION

Changes in shares outstanding during the six months ended April 30, 2002 and the year ended October 31,2001 were as follows:

                             SIX MONTHS               YEAR ENDED
                          ENDED APRIL 30,            OCTOBER 31,
                                2002                     2001
                       ----------------------   ----------------------
                        SHARES      AMOUNT       SHARES      AMOUNT
                       --------   -----------   --------   -----------
Sold:
  Class A               583,138   $ 6,593,577    737,964   $ 9,417,339
----------------------------------------------------------------------
  Class B               213,509     2,402,815    548,545     6,880,493
----------------------------------------------------------------------
  Class C               167,303     1,785,327    111,491     1,402,897
======================================================================
Issued as
  reinvestment of
  dividends:
  Class A                 6,136        62,830         --            --
----------------------------------------------------------------------
  Class B                    18           180         --            --
----------------------------------------------------------------------
  Class C                     1            12         --            --
======================================================================
Reacquired:
  Class A              (245,718)   (2,717,939)  (616,551)   (7,603,675)
----------------------------------------------------------------------
  Class B              (274,191)   (2,893,047)  (528,940)   (6,188,688)
----------------------------------------------------------------------
  Class C              (133,133)   (1,396,328)   (58,126)     (677,278)
======================================================================
                        317,063   $ 3,837,427    194,383   $ 3,231,088
______________________________________________________________________
======================================================================

NOTE 8--FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.


                                                                                       CLASS A
                                                          -----------------------------------------------------------------
                                                          SIX MONTHS
                                                           ENDED                      YEAR ENDED OCTOBER 31,
                                                          APRIL 30,     ---------------------------------------------------
                                                          2002(a)       2001(a)    2000(a)    1999(a)    1998(a)    1997(a)
                                                          ----------    -------    -------    -------    -------    -------
Net asset value, beginning of period                       $ 10.58      $ 12.22    $ 12.12    $ 10.95    $ 20.65    $ 17.43
---------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                               (0.03)        0.05       0.02       0.02      (0.11)     (0.25)
---------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                               1.75        (1.69)      0.08       1.15      (8.91)      4.08
===========================================================================================================================
    Total from investment operations                          1.72        (1.64)      0.10       1.17      (9.02)      3.83
===========================================================================================================================
Less distributions:
  Dividends from net investment income                       (0.06)          --         --         --      (0.19)        --
---------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                         --           --         --         --      (0.49)     (0.61)
===========================================================================================================================
    Total distributions                                      (0.06)          --         --         --      (0.68)     (0.61)
===========================================================================================================================
Net asset value, end of period                             $ 12.24      $ 10.58    $ 12.22    $ 12.12    $ 10.95    $ 20.65
___________________________________________________________________________________________________________________________
===========================================================================================================================
Total return(b)                                              16.40%      (13.42)%     0.74%     10.68%    (45.02)%    22.64%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                   $18,347      $12,224    $12,638    $15,664    $19,463    $69,975
___________________________________________________________________________________________________________________________
===========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                            2.00%(c)     2.00%      2.00%      2.00%      1.98%      2.03%
---------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                         2.89%(c)     2.84%      2.80%      2.30%      2.29%      2.13%
===========================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                     (0.47)%(c)    0.45%      0.18%      0.19%     (0.75)%    (1.41)%
___________________________________________________________________________________________________________________________
===========================================================================================================================
Portfolio turnover rate                                         59%         189%       105%       123%       201%       321%
___________________________________________________________________________________________________________________________
===========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $13,571,866.

GLOBAL ENERGY FUND


                                                                                   CLASS B
                                                      ------------------------------------------------------------------
                                                      SIX MONTHS
                                                       ENDED                       YEAR ENDED OCTOBER 31,
                                                      APRIL 30,     ----------------------------------------------------
                                                      2002(a)       2001(a)    2000(a)    1999(a)    1998(a)     1997(a)
                                                      ----------    -------    -------    -------    --------    -------
Net asset value, beginning of period                   $ 10.23      $11.88     $11.84     $10.75     $ 20.37     $ 17.29
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                           (0.05)      (0.01)     (0.04)     (0.04)      (0.18)      (0.33)
------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized
    and unrealized)                                       1.70       (1.64)      0.08       1.13       (8.76)       4.02
========================================================================================================================
    Total from investment operations                      1.65       (1.65)      0.04       1.09       (8.94)       3.69
========================================================================================================================
Less distributions:
  Dividends from net investment income                      --          --         --         --       (0.19)         --
------------------------------------------------------------------------------------------------------------------------
  Distributions from net realized gains                     --          --         --         --       (0.49)      (0.61)
========================================================================================================================
    Total distributions                                     --          --         --         --       (0.68)      (0.61)
========================================================================================================================
Net asset value, end of period                         $ 11.88      $10.23     $11.88     $11.84     $ 10.75     $ 20.37
________________________________________________________________________________________________________________________
========================================================================================================================
Total return(b)                                          16.13%     (13.89)%     0.34%     10.14%     (45.25)%     21.99%
________________________________________________________________________________________________________________________
========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)               $13,222      $12,010    $13,710    $20,019    $28,996     $86,812
========================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                        2.50%(c)    2.50%      2.50%      2.50%       2.48%       2.53%
------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                     3.39%(c)    3.34%      3.30%      2.80%       2.79%       2.63%
========================================================================================================================
Ratio of net investment income (loss) to average
  net assets                                             (0.97)%(c)  (0.05)%    (0.32)%    (0.31)%     (1.25)%     (1.91)%
________________________________________________________________________________________________________________________
========================================================================================================================
Portfolio turnover rate                                     59%        189%       105%       123%        201%        321%
________________________________________________________________________________________________________________________
========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $11,506,154.


                                                                                    CLASS C
                                                                ------------------------------------------------
                                                                                                   MARCH 1, 1999
                                                                SIX MONTHS       YEAR ENDED        (DATE SALES
                                                                 ENDED           OCTOBER 31,       COMMENCED) TO
                                                                APRIL 30,     -----------------    OCTOBER 31,
                                                                2002(a)       2001(a)    2000(a)    1999(a)
                                                                ----------    -------    ------    -------------
Net asset value, beginning of period                              $10.24      $11.88     $11.84       $10.00
----------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                     (0.05)      (0.01)    (0.04)        (0.03)
----------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                     1.69       (1.63)     0.08          1.87
================================================================================================================
    Total from investment operations                                1.64       (1.64)     0.04          1.84
================================================================================================================
Net asset value, end of period                                    $11.88      $10.24     $11.88       $11.84
________________________________________________________________________________________________________________
================================================================================================================
Total return(b)                                                    16.02%     (13.80)%    0.34%        18.40%
________________________________________________________________________________________________________________
================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                          $1,493      $  937     $ 453        $   41
________________________________________________________________________________________________________________
================================================================================================================
Ratio of expenses to average net assets:
  With fee waivers                                                  2.50%(c)    2.50%     2.50%         2.50%(d)
----------------------------------------------------------------------------------------------------------------
  Without fee waivers                                               3.39%(c)    3.34%     3.30%         2.80%(d)
================================================================================================================
Ratio of net investment income (loss) to average net assets        (0.97)%(c)  (0.05)%   (0.32)%       (0.31)%(d)
________________________________________________________________________________________________________________
================================================================================================================
Portfolio turnover rate                                               59%        189%      105%          123%
________________________________________________________________________________________________________________
================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average daily net assets of $1,050,034.
(d)  Annualized.

BOARD OF TRUSTEES                                 OFFICERS                                  OFFICE OF THE FUND

Robert H. Graham                                  Robert H. Graham                          11 Greenway Plaza
                                                  Chairman and President                    Suite 100
Frank S. Bayley                                                                             Houston, TX 77046
                                                  Carol F. Relihan
Bruce L. Crockett                                 Senior Vice President and Secretary       INVESTMENT ADVISOR

Albert R. Dowden                                  Gary T. Crum                              A I M Advisors, Inc.
                                                  Senior Vice President                     11 Greenway Plaza
Edward K. Dunn Jr.                                                                          Suite 100
                                                  Dana R. Sutton                            Houston, TX 77046
Jack M. Fields                                    Vice President and Treasurer
                                                                                            TRANSFER AGENT
Carl Frischling                                   Stuart W. Coco
                                                  Vice President                            A I M Fund Services, Inc.
Prema Mathai-Davis                                                                          P.O. Box 4739
                                                  Melville B. Cox                           Houston, TX 77210-4739
Lewis F. Pennock                                  Vice President
                                                                                            CUSTODIAN
Ruth H. Quigley                                   Edgar M. Larsen
                                                  Vice President                            State Street Bank and Trust Company
Louis S. Sklar                                                                              225 Franklin Street
                                                                                            Boston, MA 02110

                                                                                            COUNSEL TO THE FUND

                                                                                            Ballard Spahr
                                                                                            Andrews & Ingersoll, LLP
                                                                                            1735 Market Street
                                                                                            Philadelphia, PA 19103

                                                                                            COUNSEL TO THE TRUSTEES

                                                                                            Kramer, Levin, Naftalis & Frankel LLP
                                                                                            919 Third Avenue
                                                                                            New York, NY 10022

                                                                                            DISTRIBUTOR

                                                                                            A I M Distributors, Inc.
                                                                                            11 Greenway Plaza
                                                                                            Suite 100
                                                                                            Houston, TX 77046

                             EQUITY FUNDS

     DOMESTIC EQUITY FUNDS               INTERNATIONAL/GLOBAL EQUITY FUNDS            A I M Management Group Inc. has provided
                                                                                      leadership in the mutual fund industry
        MORE AGGRESSIVE                           MORE AGGRESSIVE                     since 1976 and manages approximately $158
                                                                                      billion in assets for more than 9 million
AIM Small Cap Opportunities(1)            AIM Developing Markets                      shareholders, including individual
AIM Mid Cap Opportunities(1)              AIM European Small Company                  investors, corporate clients and financial
AIM Large Cap Opportunities(1)            AIM Asian Growth                            institutions.*
AIM Emerging Growth                       AIM International Emerging Growth
AIM Small Cap Growth(2)                   AIM Global Aggressive Growth                    The AIM Family of Funds--Registered
AIM Aggressive Growth                     AIM European Development                    Trademark-- is distributed nationwide.
AIM Mid Cap Growth                        AIM Euroland Growth                         AIM is a subsidiary of AMVESCAP PLC, one
AIM Dent Demographic Trends               AIM International Equity                    of the world's largest independent
AIM Constellation                         AIM Global Growth                           financial services companies with $400
AIM Large Cap Growth                      AIM Worldwide Spectrum                      billion in assets under management.*
AIM Weingarten                            AIM Global Trends
AIM Small Cap Equity                      AIM International Value(4)
AIM Capital Development
AIM Mid Cap Equity                                    MORE CONSERVATIVE
AIM Select Equity(3)
AIM Value II                                         SECTOR EQUITY FUNDS
AIM Value
AIM Blue Chip                                          MORE AGGRESSIVE
AIM Mid Cap Basic Value
AIM Large Cap Core Equity                 AIM New Technology
AIM Charter                               AIM Global Telecommunications and Technology
AIM Basic Value                           AIM Global Energy(5)
AIM Large Cap Basic Value                 AIM Global Infrastructure
AIM Balanced                              AIM Global Financial Services
AIM Basic Balanced                        AIM Global Health Care
                                          AIM Global Utilities
       MORE CONSERVATIVE                  AIM Real Estate(6)

                                                     MORE CONSERVATIVE

                         FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS             TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM High Yield II                         AIM High Income Municipal
AIM High Yield                            AIM Municipal Bond
AIM Strategic Income                      AIM Tax-Free Intermediate
AIM Income                                AIM Tax-Exempt Cash
AIM Global Income
AIM Total Return Bond                       MORE CONSERVATIVE
AIM Intermediate Government
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

       MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On March 18, 2002, AIM Small Cap Growth Fund was closed to most investors. For more information on who may continue to invest in the fund, please contact your financial advisor. (3) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (4) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (5) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (6) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after July 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

*As of 3/31/02

                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                       GEN-SAR-1

A I M DISTRIBUTORS, INC.